UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Sanmina-SCI Corporation
(Name of Registrant as Specified In Its Charter)

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SANMINA-SCI CORPORATION ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. SANMINA-SCI CORPORATION INVESTOR RELATIONS 30 E. PLUMERIA DRIVE SAN JOSE, CA 95134 Stockholder Meeting to be held on 01/26/09 Proxy Materials Available Notice and Proxy Statement Annual Report PROXY MATERIALS - VIEW OR RECEIVE You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 01/12/09. HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com HOW TO REQUEST A COPY OF MA MATERIALS 1) BY INTERNET - www.proxyvote.com 2) BY TELEPHONE - 1-800-579-1639 3) BY E-MAIL* - sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line. R1SNM1 See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information Meeting Type: Annual Meeting Date: 01/26/09 Meeting Time: 11:00 A.M. PT For holders as of: 12/04/08 Meeting Location: Sanmina-SCI Corporation 30 E. Plumeria Drive San Jose, CA 95134 Meeting Directions: For Meeting Directions, Please Call: 408-964-3500 How To Vote Vote In Person Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares. Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 P.M. Pacific Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions. R1SNM2

Voting items The Board of Directors recommends a vote FOR the listed nominees. 1. Election of directors Nominees: 1a. Neil R. Bonke 1b. Alain Couder 1c. John P. Goldsberry 1d. Joseph G. Licata, Jr. 1e. Mario M. Rosati 1f. A. Eugene Sapp, Jr. 1g. Wayne Shortridge 1h. Jure Sola 1i. Jackie M. Ward The Board of Directors recommends a vote FOR the following proposal. 2. Proposal to ratify the appointment of KPMG LLP as the independent registered public accountants of Sanmina-SCI Corporation for its fiscal year ending September 26, 2009: The Board of Directors recommends a vote FOR the following proposal. 3. Proposal to approve the 2009 Incentive Plan and the reservation of 45,000,000 shares of common stock for issuance thereunder: R1SNM3